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                                                                   EXHIBIT 10.02

                            INTERFACE SYSTEMS, INC.
                             1992 STOCK OPTION PLAN
                  (AS AMENDED AND RESTATED ON AUGUST 8, 1997)


         1.      CERTAIN DEFINITIONS.

         A "Change in Control" shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement; provided that, without limitation, a Change in Control shall be deemed to have occurred if (i) any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity (other than a Subsidiary or an employee benefit plan or employee benefit plan trust maintained by the Company or a Subsidiary), or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company, provided that a person shall not be deemed to beneficially own shares solely because such person has the right to vote such shares pursuant to a revocable proxy or proxies given in response to a public solicitation made in accordance with the applicable rules promulgated under the Exchange Act; (ii) consummation of any merger, consolidation or similar transaction with respect to which the Company or any Parent is a constituent corporation (other than a transaction for the purpose of changing the Company's corporate domicile), if a majority of the members of the Board of Directors of the surviving company are not Continuing Directors; (iii) any liquidation or dissolution of the Company, or any sale of all or substantially all of the Company's assets to an entity not controlled by persons who were members of the Board of Directors or officers of the Company as of the 1997 Annual Meeting of Stockholders or by any employee benefit plan or employee benefit plan trust maintained by the Company or a Subsidiary; and (iv) a change in the identity of a majority of the members of the Company's Board of Directors within any twelve-month period, which change or changes are not recommended by the incumbent directors immediately prior to any such change or changes.

         The "Code" is the Internal Revenue Code of 1986, as amended.

         The "Committee" is a committee of two or more directors of the Company, each of whom is a "non-employee director" as defined in Rule 16b-3 under the Exchange Act.

         The "Common Stock" is the common stock, $.10 par value per share, of the Company.

         The "Company" is Interface Systems, Inc., a Delaware corporation.





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         "Continuing Directors" means persons (A) who are members of the Board of Directors immediately prior to the merger, consolidation or similar transaction and (B) who also were members of the Board of Directors of the Company immediately following the 1997 Annual Meeting of Stockholders or are new directors whose election by the Board of Directors, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors in office at the time of such election or nomination who either were directors immediately following the 1997 Annual Meeting of Stockholders or whose election or nomination for election was previously approved as provided above.

         "Disabled" or "Disability" means permanently disabled as defined in
Section 22(e)(3) of the Code.

         "Employee" means an individual with an "employment relationship" with the Company, or any Parent or Subsidiary, as defined in Regulation 1.421-7(h) promulgated under the Code, and shall include, without limitation, employees who are directors of the Company, or any Parent or Subsidiary.

         "Employment" means the state of being an Employee.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" shall mean the last sale price on the Nasdaq Stock Market National Market, as reported in the Wall Street Journal, for the last preceding day on which the Common Stock was traded prior to the date with respect to which the fair market value is to be determined, as determined by the Committee in its sole discretion.

         An "Incentive Stock Option" is an option intended to meet the requirements of Section 422 of the Code.

         A "Nonqualified Stock Option" is an option granted under the Plan other than an Incentive Stock Option.

         "Parent" means any "parent corporation" of the Company as defined in
Section 424(e) of the Code.

         The "Plan" is the 1992 Stock Option Plan.

         "Subsidiary" means any "subsidiary corporation" of the Company as defined in Section 424(f) of the Code.





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         2.      PURPOSE.

         The purpose of the Plan is to promote the best interests of the Company and its shareholders by encouraging participants to acquire a proprietary interest in the Company, thus identifying their interests with those of its shareholders and encouraging the participants to make greater efforts on behalf of the Company.

         3.      ADMINISTRATION.

         The selection of participants in the Plan and decisions concerning the timing, pricing and amount of any grant of options under the Plan shall be made by the Committee. Except as provided in Section 13 of the Plan, the Committee shall interpret the Plan, prescribe, amend, and rescind rules and regulations relating to the Plan, and make all other determinations necessary or advisable for its administration. The decision of the Committee on any question concerning the interpretation of the Plan or any option granted under the Plan shall be final and binding upon all participants.

         4.      PARTICIPANTS.

         Participants in the Plan shall be such key Employees as the Committee may select from time to time. The Committee may grant options to an individual upon the condition that the individual become an Employee, provided that the option shall be deemed to be granted only on the date the individual becomes an Employee.

         5.      STOCK.

         The stock subject to options under the Plan shall be the Common Stock, and may be either authorized and unissued shares or treasury shares held by the Company. The total amount of Common Stock on which options may be granted under the Plan shall not exceed 800,000 shares, subject to adjustment in accordance with Section 11. Shares subject to any unexercised portion of a terminated, canceled or expired option granted under the Plan may again be subjected to options under the Plan.

         6.      AWARD OF OPTIONS.

         Subject to the limitations set forth in the Plan, the Committee from time to time may grant options to such participants and for such number of shares of Common Stock and upon such other terms as it shall designate. Each option shall be evidenced by a stock option agreement in such form and containing such provisions as the Committee shall deem appropriate, provided that such terms shall not be inconsistent with the Plan. The Committee may designate any option granted as either an Incentive Stock Option or a Nonqualified Stock Option, or the Committee may designate a portion of an option as an Incentive Stock Option or a Nonqualified Stock Option. Any participant may hold more than one option under the Plan and any other stock option plan of the Company. The





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date on which an option is granted shall be the date of the Committee's authorization of the option or such later date as shall be determined by the Committee at the time the option is authorized.

         Incentive Stock Options. Any option intended to constitute an Incentive Stock Option shall comply with the following requirements in addition to the other requirements of the Plan: (a) the exercise price per share for each Incentive Stock Option granted under the Plan shall not be less than the Fair Market Value per share of Common Stock on the date the option is granted; provided that no Incentive Stock Option shall be granted to any participant who owns (within the meaning of Section 424(d) of the Code) stock of the Company or any Parent or Subsidiary possessing more than 10% of the total combined voting power of all classes of stock of such Company, Parent or Subsidiary unless, at the date of grant of an option to such participant, the exercise price for the option is at least 110% of the Fair Market Value of the shares subject to option and the option, by its terms, is not exercisable more than five years after the date of grant; (b) the aggregate Fair Market Value of the underlying Common Stock at the time of grant as to which Incentive Stock Options under the Plan (or a plan of a Parent or Subsidiary) may first be exercised by a participant in any calendar year shall not exceed $100,000 (to the extent that an option intended to constitute an Incentive Stock Option shall exceed the $100,000 limitation, the portion of the option that exceeds such limitation shall be deemed to constitute a Nonqualified Stock Option); (c) an Incentive Stock Option shall not be exercisable after the tenth anniversary of the date of grant or such lesser period as the Committee may specify from time to time.

         Nonqualified Stock Options. A Nonqualified Stock Option shall not be exercisable after the tenth anniversary of the date of grant. The exercise price per share of a Nonqualified Stock Option shall not be less than the Fair Market Value per share of the Common Stock on the date of grant.

         7.      EXERCISE OF OPTIONS.

         Subject to any limitations on exercise contained in the stock option agreement relating to a particular option which is not inconsistent with this Section, options may be exercised in installments as follows:

                 (a) Beginning on the date after the first anniversary of the date of grant, an option may be exercised up to 1/3 of the shares subject to the option;

                 (b) After the expiration of each succeeding anniversary date of the date of grant, the option may be exercised up to an additional 1/3 of the shares subject to option, so that after the expiration of the third anniversary of the date of grant the option shall be exercisable in full; and

                 (c) To the extent not exercised, installments shall be cumulative and may be exercised in whole or in part.





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         8.      PAYMENT FOR SHARES.

         The purchase price for shares of Common Stock to be acquired upon exercise of an option granted hereunder shall be paid in full, at the time of exercise, in cash, by certified check, bank draft or money order or by tendering to the Company shares of Common Stock then owned by the participant, duly endorsed for transfer or with duly executed stock power attached, which shares shall be valued at their Fair Market Value as of the date of such exercise and payment. Notwithstanding the foregoing, the option exercise price may be paid by delivery to the Company of a properly executed exercise notice, acceptable to the Company, together with irrevocable instructions to the participant's broker to deliver to the Company a sufficient amount of cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Company and the brokerage firm ("Cashless Exercise").

         9.      WITHHOLDING TAXES.

         The Company shall have the right to withhold from a participant's compensation or require a participant to remit sufficient funds to satisfy applicable withholding for income and employment taxes upon the exercise of an option.

         10.     NON-ASSIGNABILITY.

         No option shall be transferable by a participant except by will or the laws of descent and distribution or, in the case of a Nonqualified Stock Option, pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. During the lifetime of a participant, an option shall be exercised only by the optionee. No transfer of an option shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and such evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of the option.

         11.     TERMINATION OF EMPLOYMENT.

         Unless otherwise provided in the stock option agreement relating to a particular option: (a) if, prior to the date that such option shall first become exercisable, the participant's Employment shall be terminated, with or without cause, or by the act, death, Disability, or retirement of the participant, the participant's right to exercise the option shall terminate and all rights thereunder shall cease; and (b) if, on or after the date that such option shall first become exercisable, a participant's Employment shall be terminated for any reason other than death or Disability, the participant shall have the right, prior to the earlier of (i) the expiration of the option or
(ii) three months after such termination of Employment, to exercise the option to the extent that it was exercisable and is unexercised on the date of such termination of Employment, subject to any other limitation on the exercise of the option in effect at the date of exercise; and (c) if, on or after the date that such option shall have become exercisable, the participant shall die or become Disabled while an Employee or





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while such option remains exercisable, the participant or the executor or administrator of the estate of the participant (as the case may be), or the person or persons to whom the option shall have been transferred by will or by the laws of descent and distribution, shall have the right, prior to the earlier of (i) the expiration of the option or (ii) one year from the date of the participant's death or termination due to such Disability to exercise the option to the extent that it was exercisable and unexercised on the date of death, subject to any other limitation on exercise in effect at the date of exercise.

         The transfer of an Employee from one corporation to another among the Company, any Parent and any Subsidiary, or a leave of absence with the written consent of the Company, shall not constitute a termination of Employment for purposes of the Plan.

         12.     ADJUSTMENTS.

         In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock, or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(a) the number and type of shares of Common Stock which thereafter may be made the subject of options, (b) the number and type of shares of Common Stock subject to outstanding options, and (c) the exercise price with respect to any option, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding option; provided, however, in each case, that with respect to the Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would case the Plan to violate Section 422 of the Code or any successor provision thereto; and provided further, however, that the number of shares of Common Stock subject to any option shall always be a whole number. In the event of a Change of Control and under such other circumstances as the Committee may designate, options under the Plan shall be treated as the Committee may determine (including acceleration of vesting and settlements of options) at the time of grant or at a subsequent date as provided in the stock option agreement reflecting the grant of such options.

         13.     RIGHTS PRIOR TO ISSUANCE OF SHARES.

         No participant shall have any rights as a shareholder with respect to any shares covered by an option until the issuance of a stock certificate to the participant for such shares. No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date such certificate is issued.





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         14.     TERMINATION AND AMENDMENT.

         The Board of Directors (the "Board") may terminate the Plan, or the granting of options under the Plan, at any time. No Incentive Stock Option shall be granted under the Plan ten years after adoption of the Plan by the Board or approval of the Plan by the Company's shareholders, whichever is earlier. Termination of the Plan shall not affect the rights of the holders of any options previously granted.

         The Board may amend or modify the Plan at any time and from time to time. No amendment, modification, or termination of the Plan shall in any manner affect any option granted under the Plan without the consent of the participant holding the option.

         15.     APPROVAL OF PLAN.

         The Plan shall be subject to the approval of the holders of at least a majority of the shares of Common Stock of the Company present and entitled to vote at a meeting of shareholders of the Company held within 12 months after adoption of the Plan by the Board. No option granted under the Plan may be exercised in whole or in part until the Plan has been approved by the shareholders as provided herein. If not approved by shareholders within such 12-month period, the Plan and any options granted hereunder shall become void and of no effect.

         16.     EFFECT ON EMPLOYMENT.

         Neither the adoption of the Plan nor the granting of any option pursuant to it shall be deemed to create any right in any individual to be retained as an Employee.

         17.     USE OF PROCEEDS.

         The proceeds received from the sale of Common Stock pursuant to exercises of options granted under the Plan will be used for general corporate purposes of the Company.

                 BOARD OF DIRECTOR APPROVAL:       March 27, 1992
                 SHAREHOLDER APPROVAL:             May 6, 1992
                 AMENDED:                          February 21, 1996
                 AMENDED AND RESTATED:             August 8, 1997










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